UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2020

IHEARTMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38987	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway
San Antonio, Texas 78258
(Address of principal executive offices)
Registrant’s telephone number, including area code: (210) 822-2828
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	IHRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2020, iHeartMedia, Inc. (the “Company”) announced that certain of the Company’s named executive officers and other executive level employees have voluntarily agreed to forgo certain compensation otherwise payable under their respective employment agreements beginning with the next regular payroll period and continuing through the last payroll period in the Company’s current fiscal year.  Robert W. Pittman, the Company’s Chief Executive Officer, will forgo 100% of his annual base salary for such period and his ability to earn an incentive award under the Company’s 2020 annual bonus program and Richard J. Bressler, the Company’s President, Chief Operating Officer and Chief Financial Officer, will reduce his annual base salary by 20% for such period and forgo his ability to earn an incentive award under the Company’s 2020 annual bonus program, thereby reducing his total target 2020 cash compensation opportunity by approximately 74%. Paul McNicol, the Company’s Executive Vice President, General Counsel and Secretary, and Michael McGuinness, the Company’s Executive Vice President - Finance and Deputy Chief Financial Officer, will each reduce his annual base salary by 10% for such period and forgo his ability to earn an incentive award under the Company’s 2020 annual bonus program, thereby reducing their total target 2020 cash compensation opportunity by approximately 47% and 55%, respectively.  In addition, each member of the Company’s board of directors agreed to waive his or her cash compensation fees for the remainder of 2020.

The salary waivers will not modify other rights under the applicable employment agreements or reduce any Company employee benefit provided to such officers and employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: April 2, 2020	By:	/s/ Paul McNicol
Paul McNicol
Executive Vice President, General Counsel and Secretary